Exhibit 99.1

Move, Inc. Announces Revenue of $61.2 Million and Adjusted EBITDA of $5.7 Million for Third Quarter 2008

Company Takes One Time Restructuring and Impairment Charges Totaling $22 Million for Welcome Wagon and Expense Reductions

WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--November 5, 2008--Move, Inc. (NASDAQ:MOVE) reported financial results for the third quarter ended September 30, 2008.

Total revenue for the third quarter was $61.2 million compared to $63.4 million in the third quarter of 2007. Move's Adjusted EBITDA (earnings from continuing operations before interest, taxes, stock-based compensation and charges, depreciation, amortization and other non-recurring charges) on a non-GAAP basis for the third quarter of 2008 was $5.7 million, compared to $7.3 million for the third quarter of 2007. The Company has reported Adjusted EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.

Loss from continuing operations for the third quarter was $2.0 million, which includes a $4.0 million restructuring charge related to its cost reduction initiatives. Net loss from continuing operations was $1.0 million in the third quarter of 2007. Net loss applicable to common stockholders ("net loss") for the third quarter of 2008 was $22.6 million, or $0.15 per share, compared to a loss of $3.3 million, or $0.02 per share, for the third quarter of 2007. In the current quarter, the Company reported a loss on discontinued operations of $19.3 million, which includes an impairment charge of $15.9 million and a write-down of other operating assets of $2.1 million, to reflect the decline in value of the Welcome Wagon assets that are being marketed for sale. The loss on discontinued operations in the third quarter of 2007 was $1.0 million.

“Our third quarter results demonstrate how MOVE is leveraging the significant advantages and benefits of our market leadership, comprehensive industry knowledge and deep customer relationships,” said Mike Long, Move's CEO. “In the face of the housing meltdown, mortgage freeze, government bailout, and global economic uncertainty, we grew our core Realtor.com, Top Producer and Rentals businesses quarter over quarter while maintaining revenue and EBITDA results.”

“In September, we experienced a 17% year-over-year increase in total minutes spent on Realtor.com, even as the overall category experienced a 5% decline,” said Lorna Borenstein, Move’s President. “In fact, consumers spent more time on Realtor.com than the next seven competitors combined. These numbers show that consumers rely on, and trust, the Move Network and Realtor.com more than any other source for their real estate information. We are confident that the greatly improved consumer experience on our newly launched redesigned sites will only serve to further extend our market dominance.”

Conference Call

As previously announced, Move, Inc. will host a conference call, which will be broadcast live over the Internet today, Wednesday, November 5, 2008, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Chief Executive Officer, Mike Long, President, Lorna Borenstein, and Chief Financial Officer, Lew Belote, will discuss the Company's third quarter 2008 results. In order to participate in the call, please dial (800) 901-5217, or if outside the U.S., (617) 786-2964 with passcode 84744619 to access the conference call at least five minutes prior to the 2:00 p.m. PT start time. A live webcast and replay of the call will also be available at http://investor.move.com under the Event Calendar menu. An audio replay will be available between 7:00 p.m. PT, November 5, 2008, and 11:59 p.m. PT, November 12, 2008, by calling (888) 286-8010, or (617) 801-6888, with passcode 52441629.

For additional information regarding the Company's results, please go to the "SEC Filings" section at http://investor.move.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Move's Form 10-Q for the quarter ended September 30, 2008 is expected to be filed with the Securities and Exchange Commission on, or before, November 11, 2008.

Use of Non-GAAP Financial Measures

To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Move uses a non-GAAP measure of income (loss) from operations excluding restructuring, impairment, litigation settlement charges and certain other non-cash and non-recurring items, principally depreciation, amortization and stock based compensation and other charges, which is referred to as EBITDA. The Company has also presented a non-GAAP table of Segment Data for the three and nine months ended September 30, 2008 that extracts stock based compensation under SFAS 123R "Share Based Payment". A reconciliation of these non-GAAP measures to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Move's current financial performance and its prospects for the future and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures are the primary basis management uses for planning and forecasting its future operations. Move believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters and should be carefully evaluated.

This press release may contain forward-looking statements, including information about management's view of Move's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Move, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Move files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Move's future results. The forward-looking statements included in this press release are made only as of the date hereof. Move cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Move expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

About Move, Inc.

Move, Inc. (Nasdaq:MOVE) is the leader in online real estate with 7.7 million[1] monthly visitors to its online network of websites. Move, Inc. operates: Move.com(R), a leading destination for information on new homes and rental listings, moving, home and garden and home finance; REALTOR.com(R), the official Web site of the National Association of REALTORS(R); Welcome Wagon(R); Moving.com; SeniorHousingNet(TM); and TOP PRODUCER(R) Systems. Move, Inc. is based in Westlake Village, California. For more information: http://www.move.com.

[1] comScore Media Metrix, August 2008

MOVE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
	(unaudited)
Revenue	$61,240	$63,380	$184,619	$186,356
Cost of revenue(1)	11,804	11,053	34,453	31,642
Gross profit	49,436	52,327	150,166	154,714

Operating expenses:(1)
Sales and marketing	24,002	23,212	71,268	68,289
Product and web site development	6,821	8,615	20,510	26,613
General and administrative	18,534	20,479	60,138	53,229
Amortization of intangible assets	188	194	582	564
Litigation settlement	—	3,900	—	3,900
Restructuring charge	4,014	—	4,014	—
Total operating expenses	53,559	56,400	156,512	152,595
Operating income (loss) from continuing operations	(4,123)	(4,073)	(6,346)	2,119

Interest income, net	1,261	2,567	4,839	7,383
Other income, net	959	676	1,139	1,078
Income (loss) from continuing operations before income taxes	(1,903)	(830)	(368)	10,580

Provision for income taxes	110	169	313	422

Income (loss) from continuing operations	(2,013)	(999)	(681)	10,158

Loss from discontinued operations	(19,334)	(1,044)	(24,984)	(5,142)
Net income (loss)	(21,347)	(2,043)	(25,665)	5,016

Convertible preferred stock dividends and related accretion	(1,282)	(1,248)	(3,819)	(3,721)
Net income (loss) applicable to common stockholders	$(22,629)	$(3,291)	$(29,484)	$1,295

Basic and diluted income (loss) per share attributable to common stockholders:
Continuing operations	$(0.02)	$(0.01)	$(0.03)	$0.04
Discontinued operations	(0.13)	(0.01)	(0.16)	(0.03)
Net income (loss) attributable to common stockholders	$(0.15)	$(0.02)	$(0.19)	$0.01

Shares used to calculate net income (loss) per share attributable to common stockholders:
Basic	152,184	155,015	151,652	154,749
Diluted	152,184	155,015	151,652	165,166

(1) Includes stock-based compensation as follows:

Cost of revenue	$41	$38	$110	$87
Sales and marketing	161	259	370	905
Product and web site development	150	333	419	845
General and administrative	2,246	3,834	7,093	7,763
	$2,598	$4,464	$7,992	$9,600

MOVE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2008	2007
Cash flows from operating activities:	(unaudited)
Income (loss) from continuing operations	$(681)	$10,158
Adjustments to reconcile income (loss) from continuing operations to net cash provided by continuing operating activities:
Depreciation	8,435	7,322
Amortization of intangible assets	582	564
Provision for doubtful accounts	511	653
Gain on sales of property and equipment	(816)	(333)
Stock-based compensation and charges	8,209	10,049
Change in market value of embedded derivative liability	(156)	(688)
Other non-cash items	411	(10)
Changes in operating assets and liabilities:
Accounts receivable	2,531	(1,027)
Other assets	(2,760)	(4,473)
Accounts payable and accrued expenses	366	4,888
Deferred revenue	(4,312)	(3,793)

Net cash provided by continuing operating activities	12,320	23,310
Net cash used in discontinued operating activities	(5,777)	(2,748)
Net cash provided by operating activities	6,543	20,562

Cash flows from investing activities:
Purchases of property and equipment	(5,748)	(15,897)
Proceeds from sale of marketable equity securities	27	15,743
Proceeds from the surrender of life insurance policy	—	5,200
Proceeds from sale of property and equipment	206	334
Purchases of intangible assets	—	(618)
Maturities of short-term investments	96,918	45,200
Purchases of short-term investments	(96,418)	(67,275)
Net used in continuing investing activities	(5,015)	(17,313)
Net cash provided by (used in) discontinued investing activities	799	(147)
Net cash used in investing activities	(4,216)	(17,460)

Cash flows from financing activities:
Proceeds from exercise of stock options	2,889	2,821
Borrowings from line of credit	64,700	—
Restricted cash	166	952
Payments on capital lease obligations	(1,516)	(1,415)
Net cash provided by financing activities	66,239	2,358
Change in cash and cash equivalents	68,566	5,460
Cash and cash equivalents, beginning of period	45,713	14,873
Cash and cash equivalents, end of period	$114,279	$20,333

MOVE, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2008	December 31, 2007
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$114,279	$45,713
Short-term investments	—	129,900
Accounts receivable, net	12,587	15,645
Other current assets	13,479	10,111
Assets held for sale	—	24,417
Total current assets	140,345	225,786

Property and equipment, net	26,836	29,930
Investments, long term	121,000	—
Goodwill, net	17,181	17,181
Intangible assets, net	4,107	5,011
Restricted cash	3,203	3,369
Other assets	1,140	1,251
Total assets	$313,812	$282,528

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,643	$4,337
Accrued expenses	29,390	28,446
Deferred revenue	30,443	34,975
Obligation under capital leases	651	1,894
Line of credit	64,700	—
Liabilities held for sale	—	5,429
Total current liabilities	128,827	75,081

Obligation under capital leases	—	273
Other liabilities	2,157	1,508
Total liabilities	130,984	76,862

Series B convertible preferred stock	105,008	101,189

Stockholders’ equity:
Series A convertible preferred stock	—	—
Common stock	153	151
Additional paid-in capital	2,087,314	2,076,074
Accumulated other comprehensive income	(7,740)	675
Accumulated deficit	(2,001,907)	(1,972,423)
Total stockholders’ equity	77,820	104,477

Total liabilities and stockholders’ equity	$313,812	$282,528

MOVE, INC.
SEGMENT OPERATING RESULTS
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Revenue:	(unaudited)
Real Estate Services	$54,493	$55,936	$164,501	$164,209
Consumer Media	6,747	7,444	20,118	22,147
Total revenue	$61,240	$63,380	$184,619	$186,356

Operating income (loss) from continuing operations(1)
Real Estate Services	$13,390	$14,910	$39,164	$44,416
Consumer Media	664	175	634	(824)
Unallocated	(18,177)	(19,158)	(46,144)	(41,473)
Operating income (loss) from continuing operations	$(4,123)	$(4,073)	$(6,346)	$2,119

(1) Includes stock-based compensation as follows:

Real Estate Services	$927	$1,445	$3,327	$3,081
Consumer Media	113	306	292	795
Unallocated	1,558	2,713	4,373	5,724
	$2,598	$4,464	$7,992	$9,600

MOVE, INC.
SEGMENT OPERATING RESULTS
NET OF STOCK-BASED COMPENSATION EXPENSE
(in thousands)

	Three Months Ended
	September 30, 2008
	(unaudited)
	Real Estate Services	Consumer Media	Unallocated	Stock-based Compensation	Total
Revenue	$54,493	$6,747	$—	$—	$61,240
Cost of revenue	9,660	1,855	248	41	11,804
Gross profit	44,833	4,892	(248)	(41)	49,436

Sales and marketing	19,495	2,996	1,350	161	24,002
Product and web site development	5,359	433	879	150	6,821
General and administrative	5,411	608	10,269	2,246	18,534
Amortization of intangibles	—	—	188	—	188
Restructuring charges	251	78	3,685	—	4,014
Total operating expenses	30,516	4,115	16,371	2,557	53,559

Operating income (loss) from continuing operations	$14,317	$777	$(16,619)	$(2,598)	$(4,123)

	Three Months Ended
	September 30, 2007
	(unaudited)
	Real Estate Services	Consumer Media	Unallocated	Stock-based Compensation	Total
Revenue	$55,936	$7,444	$—	$—	$63,380
Cost of revenue	8,864	1,566	585	38	11,053
Gross profit	47,072	5,878	(585)	(38)	52,327

Sales and marketing	18,018	3,230	1,705	259	23,212
Product and web site development	6,681	1,341	260	333	8,615
General and administrative	6,018	826	9,801	3,834	20,479
Amortization of intangibles	—	—	194	—	194
Litigation charges	—	—	3,900	—	3,900
Total operating expenses	30,717	5,397	15,860	4,426	56,400

Operating income (loss) from continuing operations	$16,355	$481	$(16,445)	$(4,464)	$(4,073)

MOVE, INC.
SEGMENT OPERATING RESULTS
NET OF STOCK-BASED COMPENSATION EXPENSE
(in thousands)

	Nine Months Ended
	September 30, 2008
	(unaudited)
	Real Estate Services	Consumer Media	Unallocated	Stock-based Compensation	Total
Revenue	$164,501	$20,118	$—	$—	$184,619
Cost of revenue	28,562	4,953	828	110	34,453
Gross profit	135,939	15,165	(828)	(110)	150,166

Sales and marketing	56,759	9,772	4,367	370	71,268
Product and web site development	16,762	1,209	2,120	419	20,510
General and administrative	19,676	3,180	30,189	7,093	60,138
Amortization of intangibles	—	—	582	—	582
Restructuring charges	251	78	3,685	—	4,014
Total operating expenses	93,448	14,239	40,943	7,882	156,512

Operating income (loss) from continuing operations	$42,491	$926	$(41,771)	$(7,992)	$(6,346)

	Nine Months Ended
	September 30, 2007
	(unaudited)
	Real Estate Services	Consumer Media	Unallocated	Stock-based Compensation	Total
Revenue	$164,209	$22,147	$—	$—	$186,356
Cost of revenue	25,562	4,212	1,781	87	31,642
Gross profit	138,647	17,935	(1,781)	(87)	154,714

Sales and marketing	52,855	10,404	4,125	905	68,289
Product and web site development	20,139	4,596	1,033	845	26,613
General and administrative	18,156	2,964	24,346	7,763	53,229
Amortization of intangibles	—	—	564	—	564
Litigation charges	—	—	3,900	—	3,900
Total operating expenses	91,150	17,964	33,968	9,513	152,595

Operating income (loss) from continuing operations	$47,497	$(29)	$(35,749)	$(9,600)	$2,119

MOVE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE
INCOME (LOSS) FROM CONTINUING OPERATIONS EXCLUDING STOCK-BASED COMPENSATION AND CHARGES, DEPRECIATION, AND AMORTIZATION (EBITDA)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
	(unaudited)
Operating income (loss) from continuing operations	$(4,123)	$(4,073)	$(6,346)	$2,119

Plus:
Stock-based charges	108	165	217	449
Amortization of intangible assets	188	194	582	564
Depreciation	2,923	2,600	8,435	7,322
Restructuring charges	4,014	—	4,014	—
Litigation charge	—	3,900	—	3,900
Stock-based compensation	2,598	4,464	7,992	9,600
Adjusted EBITDA	$5,708	$7,250	$14,894	$23,954

CONTACT:
The Blueshirt Group
Todd Friedman/Stacie Bosinoff, 415-217-7722
todd@blueshirtgroup.com
Stacie@blueshirtgroup.com